UBS Series Funds

August 9, 2023

Supplement to the Statements of Additional Information (each, an "SAI" and together, the "SAIs") referenced below, as may have been supplemented.

Includes:

•  UBS Select Prime Institutional Fund

•  UBS Select Treasury Institutional Fund

•  UBS Tax-Free Reserves Fund

•  UBS Prime Reserves Fund

•  UBS Select Government Institutional Fund

•  UBS Select ESG Prime Institutional Fund

•  UBS Select Prime Preferred Fund

•  UBS Select Treasury Preferred Fund

•  UBS Tax-Free Preferred Fund

•  UBS Prime Preferred Fund

•  UBS Select Government Preferred Fund

•  UBS Select ESG Prime Preferred Fund

•  UBS RMA Government Money Market Fund

•  UBS Liquid Assets Government Fund

•  UBS Ultra Short Income Fund

Dear Investor,

The purpose of this supplement is to update certain information in the SAIs for the above-named series regarding changes to the Board of Trustees (the "Board") of UBS Series Funds (the "Trust").

Virginia G. Breen and David R. Malpass have been appointed by the Board to serve as Trustees of the Trust. In addition, Ms. Breen has been appointed to serve as the chair of the Trust's Audit Committee.

This supplement also updates certain information regarding the trustees' compensation arrangements.

ZS-1235

Effective immediately, the SAI is hereby revised as follows:

The section captioned "Organization of the trust; trustees and officers; principal holders and management ownership of securities" is revised by adding the following as the last two rows of the table titled "Independent trustees":

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 41 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.

Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 funds); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (28 funds). Former Director of JLL Income Property Trust, Inc. (from 2004 to June 2023) and Tech and Energy Transition Corporation (2021 to March 2023).

David R. Malpass; 67 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023

Mr. Malpass served as President of the World Bank Group from April 2019 to June 2023. Prior to that, he served as US Treasury Undersecretary for International Affairs (August 2017—April 2019) (Mr. Malpass also had previously served as a trustee of the funds from 2014 until 2017, when he entered public service.)

Mr. Malpass is a director or trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.

In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government's development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

1  Each trustee holds office for an indefinite term.

The same section of the SAI is revised by adding the following as the last two rows of the table titled "Information about trustee ownership of fund shares":

Trustee	Fund	Dollar range of equity securities in fund(s)	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM serves as investment advisor or manager
Virginia G. Breen*	None	None	None
David R. Malpass*	None	None	None

*  Information for Ms. Breen and Mr. Malpass is as of July 31, 2023.

The section captioned "Organization of the trust; trustees and officers; principal holders and management ownership of securities" and sub-captioned "Leadership structure and qualifications of the board of trustees" is revised by replacing the second sentence of the first paragraph of that section with the following:

The board is currently composed of six trustees, all of whom are not "interested persons" of the funds as that term is defined by the Investment Company Act ("Independent Trustees").

The same section of the SAI is revised by adding the following as the ninth and tenth paragraphs of that section:

Ms. Breen became a trustee effective July 2023. She has more than 25 years of experience in the financial services industry. She also has experience serving on boards of other entities, including other investment companies.

Mr. Malpass became a trustee effective July 2023. In his role as President and Chairman of the Board of Executive Directors of the World Bank Group, Mr. Malpass led the Bank Group's public and private sector operations to a record $122.6 billion in commitments in fiscal year 2023, including record investments in climate finance, pandemic preparedness, and debt sustainability. In addition to having been the President of the World Bank Group, he served as US Treasury Undersecretary for International Affairs and has held various other government positions. He was also Chief Economist at Bear, Stearns & Co. Mr. Malpass also had previously served as a trustee of the funds from 2014 until 2017, when he entered public service.

The section captioned "Organization of the trust; trustees and officers; principal holders and management ownership of securities" and sub-captioned "Committees" is revised by replacing the first paragraph of that section with the following:

The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Trustees. Virginia G. Breen is chairperson of the Audit Committee. The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil.

The section captioned "Organization of the trust; trustees and officers; principal holders and management ownership of securities" and sub-captioned "Compensation" is revised by replacing the first two paragraphs of that section in their entirety with the following:

Each Independent Trustee receives, in the aggregate from the UBS AM funds he or she oversees, an annual retainer of $255,000. The chairman of the board receives annually an additional $75,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board's oversight of compliance matters, contract reconsideration matters or corporate restructuring matters (currently Heather R. Higgins, Bernard H. Garil and David Malpass, respectively) receives annually an additional $25,000. The foregoing fees are allocated among all such funds as follows: (i) one-half of the expense is allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The same section of the SAI is revised by adding the following as the last two rows of the following table:

Name of person, position	Aggregated compensation from the trust	Total compensation from the trust and the fund complex
Virginia G. Breen, Trustee	—	$89,000	*
David R. Malpass, Trustee	—	—

*  Represents fees paid during the calendar year ended December 31, 2022 by 3 investment companies for which UBS AM or one of its affiliates served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

This supplement relates to each of the following SAIs:

Fund Name	Date of SAI
UBS Series Funds—UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Prime Preferred Fund, UBS Tax-Free Preferred Fund, UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund	August 29, 2022
UBS Series Funds—UBS RMA Government Money Market Fund	August 29, 2022
UBS Series Funds—UBS Liquid Assets Government Fund	August 29, 2022
UBS Series Funds—UBS Ultra Short Income Fund	August 29, 2022

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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